UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                           --------------------

                                 FORM 8-K


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934



                     Date of report:  October 8, 2004




                      JONES LANG LASALLE INCORPORATED
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)




      Maryland                   001-13145             36-4150422
------------------------      ----------------        ---------------
(State or other juris-        (Commission File        (IRS Employer
diction of incorporation)     Number)                 Identification
                                                      No.)




     200 East Randolph Drive, Chicago, IL                      60601
    ---------------------------------------                 ----------
    (Address of Principal Executive Offices)                (Zip Code)




Registrant's telephone number, including area code:         (312) 782-5800




                              Not Applicable
      --------------------------------------------------------------
      (Former name or former address, if changed since last report.)

ITEM 5.02  RESIGNATION OF A MEMBER OF THE BOARD OF DIRECTORS

      The Board of Directors (the "Board") of Jones Lang LaSalle
Incorporated ("Jones Lang LaSalle") has accepted the resignation of Jackson
P. Tai with sincere regret. Jones Lang LaSalle wishes to convey its deep appreciation to Mr. Tai for his excellent service to the firm and to its Board of Directors.

      Mr. Tai resigned on Wednesday, October 6, 2004, effective that date. Mr. Tai also served as a member of each of the Compensation Committee and the Nominating and Governance Committee of the Board. A copy of Mr. Tai's correspondence tendering his resignation is attached as an Exhibit to this Form 8-K filing. Mr. Tai had been a member of the Board since May, 2002.

      Mr. Tai, the Vice Chairman and Chief Executive Officer of DBS Bank, a banking organization headquartered in Singapore, resigned because of a potential conflict of interest that has arisen between Jones Lang LaSalle and DBS Bank, as follows. Jones Lang LaSalle provides certain real estate management services to DBS Bank in the ordinary course of business, including with respect to one of the branches of DBS Bank (Hong Kong). As part of the renovation of the branch, an international firm specializing in the installation and removal of safe-deposit boxes was hired to manage the removal of empty safe deposit boxes. During the removal on the weekend of October 2, 2004, 83 safe-deposit boxes in current use were sent for destruction together with over 800 other empty safe deposit boxes planned for removal. At this point, both DBS Bank and Jones Lang LaSalle do not believe the incident reflected anything other than a highly regrettable human error by the contractor. DBS Bank and Jones Lang LaSalle are continuing to investigate the incident as expeditiously as possible.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibit

            The following exhibit is included with this Report:

            17. Electronically transmitted text from Jackson P. Tai dated October 6, 2004 tendering his resignation

                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 8, 2004       JONES LANG LASALLE INCORPORATED



                              By:     /s/ Lauralee E. Martin
                                      ------------------------------
                              Name:   Lauralee E. Martin

                              Title:  Executive Vice President and
                                      Chief Financial Officer